AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) dated as of January 8, 2014, is by, between, and among Heatwurx, Inc., a Delaware corporation (the “Heatwurx”), Dr. Pave, LLC, a California limited liability company (“Dr. Pave”), and each of its members who has executed the Signature Page of this Agreement (collectively the “Members”).  Certain capitalized terms used in this Agreement are defined in  of this Agreement.

WITNESSETH:

WHEREAS, Heatwurx desires to acquire Dr. Pave, and Dr. Pave desires to be acquired by Heatwurx through the acquisition by Heatwurx of all of the outstanding membership interests of Dr. Pave, and pursuant to which the Members would receive shares of Heatwurx in exchange for all of the outstanding membership interests of Dr. Pave (the “Acquisition”);

WHEREAS, the Board of Directors of Heatwurx and the managing member of Dr. Pave have approved and declared advisable the Acquisition upon the terms and subject to the conditions of this Agreement, and in accordance with the General Corporation Law of the State of Delaware (the “Delaware Act”) in the case of Heatwurx and the California General Corporation Law (the “California Act”) in the case of Dr. Pave;

WHEREAS, the Board of Directors of Heatwurx and the governing body of Dr. Pave have determined that the Acquisition is in furtherance of and consistent with their respective business strategies and is in the best interest of their respective shareholders and owners, as applicable; and

WHEREAS, the parties hereto each intends, for federal income tax purposes, that the Acquisition contemplated hereby constitute a reorganization pursuant to Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I.

ADOPTION OF AGREEMENT

1.1

The Exchange.  Upon the terms and subject to the satisfaction or waiver of the conditions set forth in this Agreement, at the Closing (as defined in Section  herein), in accordance with the relevant provisions of the Delaware Act and the California Act, each of the Members shall exchange his, her, or its membership interests in Dr. Pave (the “Membership Interests”) solely for the number of shares of common stock of Heatwurx as provided in Exhibit A (the “Heatwurx Shares”).

1.2

Effect of Acquisition.  At of the completion of the Closing, the effect of the Acquisition shall be that Heatwurx shall be the sole member of Dr. Pave and Dr. Pave shall be a wholly owned subsidiary of Heatwurx

1.3

Management of Dr. Pave.  At the Closing the managers of Dr. Pave shall consist of the following persons:  David Dworsky and Justin Yorke.

ARTICLE II.
PLAN OF EXCHANGE

2.1

Transfer of Membership Interests to Heatwurx.  At Closing each Member shall transfer to Heatwurx all of his, her, or its Membership Interest as provided in the Representation and Transfer Form attached hereto as Exhibit B, which in the aggregate shall represent not less than 100% of the ownership interest in Dr. Pave at Closing.

2.2

Issuance of Shares to Members.  Solely in exchange for the transfer of the Membership Interests pursuant to Section  hereof, Heatwurx shall on the Closing Date and contemporaneously with such transfer of the Membership Interests to it by the Members, issue and deliver to the Members the number of Heatwurx Shares specified on Exhibit A.

2.3

Restricted Stock.  The Heatwurx Shares to be issued pursuant to the Acquisition shall not have been registered and shall be characterized as “restricted securities” under the federal securities laws, and under such laws such shares may be resold without registration under the Securities Act only in certain limited circumstances.  Each certificate evidencing Heatwurx Shares to be issued pursuant to the Acquisition shall bear an appropriate restrictive legend in accordance with Rule 144 under the Securities Act.

ARTICLE III.
CLOSING

3.1

Closing Date.  The closing of the Acquisition and the consummation of the other transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of legal counsel for Heatwurx, at 1656 Reunion Avenue, Suite 250, South Jordan, Utah, the date, time and place as each of the parties hereto may otherwise agree, but not later than January 8, 2014 (the “Closing Date”).  If a party hereto is not in attendance at the Closing, Closing may be held by conference call and delivery of the stock certificates representing the Heatwurx Shares and signed agreements shall be via Federal Express to the address set forth in this Agreement or such other address that the party has provided to counsel for Heatwurx.

3.2

Effective Time of Closing.  Notwithstanding the actual Closing Date or the date on which Closing occurs, the parties hereto hereby agree that the effective date of the Closing for tax and accounting purposes shall be 8:00 a.m. on January 1, 2014 (the “Effective Closing Date”)

ARTICLE IV.
REPRESENTATIONS AND WARRANTIES OF DR. PAVE AND THE MEMBERS

Each of Dr. Pave and the Members, severally and not jointly, represents and warrants to Heatwurx that all of the statements contained in this  are true as of the date of this Agreement (or, if made as of a specified date, as of such date) except as otherwise provided in this Agreement.

4.1

Due Organization; Foreign Qualification.  Dr. Pave is a limited liability company duly organized, validly existing and in good standing under the laws of the State of California, with all requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being owned, leased, operated and conducted.  True, correct and complete copies of the articles of organization and operating agreement of Dr. Pave have been delivered to Heatwurx.  Dr. Pave does not have any wholly or partially owned subsidiaries and does not own any economic, voting or management interests in any other Person.  The Members are, and will be at Closing, the sole members of Dr. Pave. Dr. Pave is duly qualified to conduct business and is in good standing as a foreign entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in or cause a Dr. Pave Material Adverse Effect.

4.2

Due Authorization.  Each of Dr. Pave and the Members has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  The execution, delivery and performance by Dr. Pave of this Agreement have been duly and validly approved and authorized by the managers of Dr. Pave, and, other than the Member Approval, no other actions or proceedings on the part of Dr. Pave are necessary to authorize this Agreement and the transactions contemplated hereby.  Dr. Pave and the Members have duly and validly executed and delivered this Agreement.  This Agreement constitutes the legal, valid and binding obligation of Dr. Pave and the Members, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or other laws from time to time in effect which affect creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.3

Consents; Non-Contravention.

(a)

No Permit, consent, authorization or approval of, or filing or registration with, any Governmental Authority or any other Person not a party to this Agreement, is necessary in connection with the execution, delivery and performance by Dr. Pave and the Members of this Agreement, or the consummation of the transactions contemplated hereby, or for the lawful continued operation the Closing Date of the business currently conducted by Dr. Pave.

(b)

Except as would not result in or cause a Dr. Pave Material Adverse Effect, the execution, delivery and performance by Dr. Pave of this Agreement do not and will not (i) violate any Law; (ii) violate or conflict with, result in a breach or termination of, or constitute a default (or a circumstance which, with or without notice or lapse of time or both, would constitute a default) under any material Contract or Permit; (iii) give any third party any additional right (including a termination right) under, permit cancellation of, or result in the creation of any Lien (except for any Lien for taxes not yet due and payable) upon any of the assets or properties of Dr. Pave under any material Contract to which Dr. Pave is a party or by which Dr. Pave or any of its assets or properties are bound; (iv) permit the acceleration of the maturity of any indebtedness of Dr. Pave or indebtedness secured by Dr. Pave’s assets or properties; (v) violate or conflict with any provision of the governing documents of Dr. Pave; or (vi) result in the activation of any anti-dilution rights or a reset or repricing of any debt or security instrument of any creditor or equity holder of Dr. Pave, except as provided for in this Agreement.

4.4

Ownership Interests.  All of the outstanding Membership Interests of Dr. Pave are held beneficially and of record by the Members.  The Membership Interests are not subject to any Liens or encumbrances suffered or permitted by Dr. Pave or the Members.  There are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any ownership interest in Dr. Pave, or contracts, commitments, understandings or arrangements by which Dr. Pave is or may become bound to issue additional ownership interests in Dr. Pave or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any ownership interest in Dr. Pave.

4.5

Financial Records.  Copies of the financial books and records of Dr. Pave through November 30, 2013, have been furnished to representatives of Heatwurx (the “Dr. Pave Financial Records”).  To the best of Dr. Pave’s and the Members’ knowledge, the Dr. Pave Financial Records fairly present in all material respects the financial position of Dr. Pave as of and for the dates thereof and the results of operations and cash flows for the period then ended.

4.6

Liabilities.  Except as set forth in Schedule , there are no material liabilities of Dr. Pave, whether accrued, absolute, contingent or otherwise, which arose or relate to any transaction of Dr. Pave, its agents or servants occurring since inception which are not disclosed by or reflected in the Dr. Pave Financial Records.  To the Knowledge of Dr. Pave and the Members, there are no circumstances, conditions, happenings, events or arrangements, contractual or otherwise, which may hereafter give rise to liabilities, except in the normal course of business of Dr. Pave.

4.7

Material Changes; Undisclosed Events, Liabilities or Developments.  Since the period covered by the Dr. Pave Financial Records, except as specifically disclosed in Schedule , (i) there has been no event, occurrence or development that has had or that could reasonably be expected, individually or in the aggregate, to result in or cause a Dr. Pave Material Adverse Effect, (ii) Dr. Pave has not incurred any liabilities (contingent or otherwise) other than trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, and (iii) Dr. Pave has not altered its method of accounting.  Except for the transactions contemplated by this Agreement or as set forth on Schedule , no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to Dr. Pave or its business, prospects, properties, operations, assets or financial condition that would result in or cause a Dr. Pave Material Adverse Effect.  Dr. Pave has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy or similar law nor does Dr. Pave or the Members have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy or similar proceedings.

4.8

Taxes.  All federal, state, foreign, county, and local income, withholding, profits, franchise, occupation, property, sales, use, gross receipts and other taxes (including any interest or penalties relating thereto) and assessments which are due and payable have been duly reported, fully paid and discharged as reported by Dr. Pave, and there are no unpaid taxes which are, or could become a Lien on the properties and assets of Dr. Pave, except as provided for in the Dr. Pave Financial Records, or have been incurred in the normal course of business of Dr. Pave since that date.  All tax returns of any kind required to be filed have been filed and the taxes paid.  There are no disputes as to taxes of any nature payable by Dr. Pave.

4.9

Environmental Laws.  Dr. Pave (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”); (ii) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its business; and (iii) is in compliance with all terms and conditions of any such permit, license or approval where, in each of the three foregoing cases, the failure to so comply would have or cause, individually or in the aggregate, a Dr. Pave Material Adverse Effect.

4.10

Compliance.  Neither Dr. Pave nor the Members to the best of their knowledge: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by Dr. Pave or the Members under), nor has Dr. Pave or the Members received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it or he is a party or by which it or he or any of their properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or governmental body or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the mortgage industry, except in each case as could not have or reasonably be expected to result in or cause a Dr. Pave Material Adverse Effect.

4.11

Regulatory Permits.  To the best of Dr. Pave’s and the Members’ knowledge, Dr. Pave possess all certificates, authorizations and Permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business as currently being conducted, except where the failure to possess such Permits could not reasonably be expected to result in or cause a Dr. Pave Material Adverse Effect (“Dr. Pave Material Permits”), and neither Dr. Pave nor the Members has received any notice of proceedings relating to the revocation or modification of any Dr. Pave Material Permit.  Schedule  sets forth a complete list of each Dr. Pave Material Permit.

4.12

Title to Assets.  Except as set forth on Schedule 4.12, Dr. Pave has good and marketable title in fee simple to all real property owned by it, if any, and good and marketable title in all personal property owned by it, if any, that is material to the business of Dr. Pave, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by Dr. Pave and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.  Any real property, facilities, furniture, and equipment held under lease or rental agreement by Dr. Pave are held by it under valid, subsisting and enforceable leases or rental agreements with which Dr. Pave is in compliance.  Set forth in Schedule  is a list of all material real and personal properties owned, leased, or rented by Dr. Pave.

4.13

Patents and Trademarks.  Dr. Pave has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with its business and which the failure to so have could have or cause a Dr. Pave Material Adverse Effect (collectively, the “Dr. Pave Intellectual Property Rights”).  Dr. Pave has not received a notice (written or otherwise) that any of the Dr. Pave Intellectual Property Rights used by Dr. Pave violates or infringes upon the rights of any Person.  To the knowledge of Dr. Pave and the Members, all such Dr. Pave Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Dr. Pave Intellectual Property Rights.  Dr. Pave has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have or cause a Dr. Pave Material Adverse Effect.

4.14

Insurance.  Dr. Pave is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which Dr. Pave is engaged.  Dr. Pave has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

4.15

Litigation.  There are no actions, suits, arbitrations, regulatory proceedings or other litigation, proceedings or governmental investigations pending or, to the Knowledge of Dr. Pave and the Members, threatened against Dr. Pave or any of its officers or directors in their capacity as such, or any of its properties or businesses, and neither Dr. Pave nor the Members has any Knowledge of any facts or circumstances which may reasonably be likely to give rise to any of the foregoing.  Neither Dr. Pave nor any of the Members is subject to any order, judgment, decree, injunction, stipulation or consent order of or with any court or other Governmental Authority.  Neither Dr. Pave nor any of the Members has entered into any agreement to settle or compromise any proceeding pending or threatened in writing against it which has involved any obligation for which Dr. Pave or its properties or business has any continuing obligation.  There are no claims, actions, suits, proceedings, or investigations pending or, to the Knowledge of Dr. Pave or the Members, threatened by or against Dr. Pave or the Members with respect to this Agreement or in connection with the transactions contemplated hereby, and Dr. Pave and the Members have no reason to believe there is a valid basis for any such claim, action, suit, proceeding or investigation.

4.16

Labor Relations.  No material labor dispute exists or, to the knowledge of Dr. Pave, is imminent with respect to any of the employees of Dr. Pave, which could reasonably be expected to result in or cause a Dr. Pave Material Adverse Effect.  None of Dr. Pave’s employees is a member of a union that relates to such employee’s relationship with Dr. Pave, and Dr. Pave is not a party to a collective bargaining agreement, and Dr. Pave reasonably believes that its relationship with its employees is good.  No executive, to the Knowledge of Dr. Pave, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive does not subject Dr. Pave to any liability with respect to any of the foregoing matters.  Dr. Pave is in material compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have or cause a Dr. Pave Material Adverse Effect.

4.17

Brokers.  Neither Dr. Pave or the Members nor any of their agents or representatives has retained any finder, broker, agent, financial advisor or other intermediary in connection with the transactions contemplated by this Agreement.

4.18

Managing Members.  The managing members of Dr. Pave, by unanimous written consent, duly adopted resolutions: (a) approving and declaring advisable this Agreement, the Acquisition and the transactions contemplated hereby; (b) determining that the terms of the Acquisition are fair to and in the best interests of Dr. Pave and its members; (c) recommending that the members of Dr. Pave approve and adopt this Agreement and the Acquisition; and (d) adopting this Agreement, which resolutions have not been modified, supplemented or rescinded and remain in full force and effect.

4.19

Disclosure.  All of the disclosure furnished by or on behalf of Dr. Pave or the Members to either Heatwurx regarding Dr. Pave, its business and the transactions contemplated hereby, including the disclosure schedules to this Agreement, is, to the best of Dr. Pave’s and the Members’ knowledge, true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

ARTICLE V.
REPRESENTATIONS OF HEATWURX

Heatwurx represents and warrants to Dr. Pave and the Members that all of the statements contained in this  are true as of the date of this Agreement (or, if made as of a specified date, as of such date) except as otherwise provided in this Agreement.

5.1

Due Incorporation; Foreign Qualification.  Heatwurx is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being owned, leased, operated and conducted.  True, correct and complete copies of the Articles of Incorporation and Bylaws of Heatwurx have been delivered to Dr. Pave and the Members. Heatwurx does not have any wholly or partially owned subsidiaries and does not own any economic, voting or management interests in any other Person.  Heatwurx is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in or cause a Heatwurx Material Adverse Effect.

5.2

Due Authorization.  Heatwurx has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  The execution, delivery and performance by Heatwurx of this Agreement have been duly and validly approved and authorized by the Board of Directors, and no other actions or proceedings on the part of Heatwurx are necessary to authorize this Agreement and the transactions contemplated hereby.  Heatwurx has duly and validly executed and delivered this Agreement.  This Agreement constitutes the legal, valid and binding obligation of Heatwurx, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or other laws from time to time in effect which affect creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3

Consents; Non-Contravention.

(a)

Except for filings required by applicable federal and state securities laws, no Permit, consent, authorization or approval of, or filing or registration with, any Governmental Authority or any other Person not a party to this Agreement, is necessary in connection with the execution, delivery and performance by Heatwurx of this Agreement or the consummation of the transactions contemplated hereby.

(b)

Except as would not result in or cause a Heatwurx Material Adverse Effect, the execution, delivery and performance by Heatwurx of this Agreement do not and will not (i) violate any Law; (ii) violate or conflict with, result in a breach or termination of, or constitute a default (or a circumstance which, with or without notice or lapse of time or both, would constitute a default) under any material Contract or Permit; (iii) give any third party any additional right (including a termination right) under, permit cancellation of, or result in the creation of any Lien (except for any Lien for taxes not yet due and payable) upon any of the assets or properties of Heatwurx under any material Contract to which Heatwurx is a party or by which Heatwurx or any of its assets or properties are bound; (iv) permit the acceleration of the maturity of any indebtedness of Heatwurx or indebtedness secured by such entity’s assets or properties; (v) violate or conflict with any provision of the Articles of Incorporation or Bylaws of Heatwurx; or (vi) result in the activation of any anti-dilution rights or a reset or repricing of any debt or security instrument of any creditor or equity holder of Heatwurx, except as provided for in this Agreement.

5.4

Capitalization.  The authorized capital stock of Heatwurx consists of 20,000,000 shares of common stock, par value $0.01 per share (the “Heatwurx Common Stock”) and 4,500,000 shares of preferred stock.  As of the date of this Agreement, there are issued and outstanding 8,072,000 shares of Heatwurx Common Stock, no shares of Series A Preferred Stock, 187,000 shares of Series B Preferred Stock, 101,000 shares of Series C Preferred Stock, and 727,648 shares of Series D Preferred Stock.  All of the issued and outstanding shares of Heatwurx Common Stock are validly issued, fully paid and non-assessable and the issuance thereof was not subject to preemptive rights or was issued in compliance therewith.  Except as set forth in the SEC Reports, (i) no shares of capital stock of Heatwurx are subject to preemptive rights or any other similar rights or any Liens or encumbrances suffered or permitted by Heatwurx; (ii) there are no outstanding debt securities; (iii) except for the non-public offering of shares of Series D Preferred Stock and warrants, there are no outstanding shares of capital stock, options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of Heatwurx, or contracts, commitments, understandings or arrangements by which Heatwurx is or may become bound to issue additional shares of capital stock of Heatwurx or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of Heatwurx; (iv) there are no agreements or arrangements under which Heatwurx is obligated to register the sale of any of its securities under the Securities Act, except for the shares of Common Stock underlying the warrants in the current and prior Series D Preferred Stock unit offerings; (v) there are no outstanding securities of Heatwurx which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which Heatwurx is or may become bound to redeem a security of Heatwurx; (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the shares as described in this Agreement; (vii) Heatwurx does not have any stock appreciation rights plans or agreements or any similar plan or agreement; and (viii) there is no dispute as to the class of any shares of the capital stock of Heatwurx.

5.5

SEC Reports; Financial Statements.  Heatwurx has filed all reports, schedules, forms, statements and other documents required to be filed by Heatwurx under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since the effective date of the registration statement on Form S-1 of Heatwurx on June 5, 2013 (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC

Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The consolidated financial statements of Heatwurx included in the SEC Reports (the “Heatwurx Financial Statements”) comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with U.S. GAAP (except (i) as may be otherwise indicated in the Dr. Pave Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Heatwurx on a consolidated basis as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

5.6

Liabilities.  Except as set forth in Schedule , there are no material liabilities of Heatwurx, whether accrued, absolute, contingent or otherwise, which arose or relate to any transaction of Heatwurx, its agents or servants occurring prior to the period covered by the Heatwurx Financial Statements which are not disclosed by or reflected in the Heatwurx Financial Statements.  To the Knowledge of Heatwurx, there are no circumstances, conditions, happenings, events or arrangements, contractual or otherwise, which may hereafter give rise to liabilities, except in the normal course of business of Heatwurx.

5.7

Material Changes; Undisclosed Events, Liabilities or Developments.  Since the period covered by the Heatwurx Financial Statements, except as specifically disclosed in the SEC Reports or  Schedule , (i) there has been no event, occurrence or development that has had or that could reasonably be expected, individually or in the aggregate, to result in or cause a Heatwurx Material Adverse Effect, (ii) Heatwurx has not incurred any liabilities (contingent or otherwise) other than trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, (iii) Heatwurx has not altered its method of accounting, (iv) Heatwurx has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) Heatwurx has not issued any equity securities to any officer, director or Affiliate.  Except for the transactions contemplated by this Agreement or as set forth on Schedule , no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to Heatwurx or its business, prospects, properties, operations, assets or financial condition that would result in or cause a Heatwurx Material Adverse Effect.  Heatwurx has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy or similar law nor does Heatwurx have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy or similar proceedings.

5.8

Taxes.  All federal, state, foreign, county, and local income, withholding, profits, franchise, occupation, property, sales, use, gross receipts and other taxes (including any interest or penalties relating thereto) and assessments which are due and payable have been duly reported, fully paid and discharged as reported by Heatwurx, and there are no unpaid taxes which are, or could become a Lien on the properties and assets of Heatwurx, except as provided for in the Heatwurx Financial Statements, or have been incurred in the normal course of business of Heatwurx since that date.  All tax returns of any kind required to be filed have been filed and the taxes paid.  There are no disputes as to taxes of any nature payable by Heatwurx.

5.9

Environmental Laws.  Heatwurx (i) is in compliance with any and all Environmental Laws; (ii) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its business; and (iii) is in compliance with all terms and conditions of any such permit, license or approval where, in each of the three foregoing cases, the failure to so comply would have or cause, individually or in the aggregate, a Heatwurx Material Adverse Effect.

5.10

Compliance.  Heatwurx: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by Heatwurx under), nor has Heatwurx received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or governmental body or (iii) is not or has not been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the mortgage industry, except in each case as could not have or reasonably be expected to result in or cause a Heatwurx Material Adverse Effect.

5.11

Regulatory Permits.  Heatwurx possess all certificates, authorizations and Permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business as described in the SEC Reports, except where the failure to possess such Permits could not reasonably be expected to result in or cause a Heatwurx Material Adverse Effect (“Heatwurx Material Permits”), and Heatwurx has not received any notice of proceedings relating to the revocation or modification of any Heatwurx Material Permit.

5.12

Title to Assets.  Heatwurx has good and marketable title in fee simple to all real property owned by it and good and marketable title in all personal property owned by it that is material to the business of Heatwurx, as applicable, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by such entity and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.  Any real property and facilities held under lease by Heatwurx are held by it under valid, subsisting and enforceable leases with which such entity is in compliance.

5.13

Patents and Trademarks.  Heatwurx has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with its business and which the failure to so have could have or cause a Heatwurx Material Adverse Effect (collectively, the “Heatwurx Intellectual Property Rights”).  Heatwurx has not received a notice (written or otherwise) that any of the Heatwurx Intellectual Property Rights used by Heatwurx violates or infringes upon the rights of any Person.  To the knowledge of Heatwurx, all such Heatwurx Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Heatwurx Intellectual Property Rights.  Heatwurx has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have or cause a Heatwurx Material Adverse Effect.

5.14

Insurance.  Heatwurx is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which Heatwurx, as applicable, is engaged.  Heatwurx has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

5.15

Litigation.  There are no actions, suits, arbitrations, regulatory proceedings or other litigation, proceedings or governmental investigations pending or, to the Knowledge of Heatwurx, threatened against Heatwurx or any of its officers or directors in their capacity as such, or any of their properties or businesses, and Heatwurx has no Knowledge of any facts or circumstances which may reasonably be likely to give rise to any of the foregoing.  Heatwurx is not subject to any order, judgment, decree, injunction, stipulation or consent order of or with any court or other Governmental Authority.  Heatwurx has not entered into any agreement to settle or compromise any proceeding pending or threatened in writing against it which has involved any obligation for which either Heatwurx or its properties or business has any continuing obligation.  There are no claims, actions, suits, proceedings, or investigations pending or, to the Knowledge of Heatwurx, threatened by or against Heatwurx with respect to this Agreement or in connection with the transactions contemplated hereby, and Heatwurx has no reason to believe there is a valid basis for any such claim, action, suit, proceeding or investigation.

5.16

Labor Relations.  No material labor dispute exists or, to the knowledge of Heatwurx, is imminent with respect to any of the employees of Heatwurx, which could reasonably be expected to result in or cause a Heatwurx Material Adverse Effect.  No employee of Heatwurx is a member of a union that relates to such employee’s relationship with Heatwurx, Heatwurx is not a party to a collective bargaining agreement, and Heatwurx reasonably believes that its relationship with its employees is good.  No executive officer, to the Knowledge of Heatwurx, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject Heatwurx to any liability with respect to any of the foregoing matters.  Heatwurx is in material compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have or cause a Heatwurx Material Adverse Effect.

5.17

Brokers.  Neither Heatwurx nor any of its agents or representatives has retained any finder, broker, agent, financial advisor or other intermediary in connection with the transactions contemplated by this Agreement.

5.18

Board Approval.  The Board of Directors of Heatwurx, by a special meeting duly called and held or by unanimous written consent, duly adopted resolutions: (a) approving and declaring advisable this Agreement and the transactions contemplated hereby; (b) determining that the terms of the Acquisition are fair to and in the best interests of Heatwurx and its shareholders; and (c) adopting this Agreement, which resolutions have not been modified, supplemented or rescinded and remain in full force and effect.

5.19

Disclosure.  All of the disclosure furnished by or on behalf of Heatwurx to either Dr. Pave or the Members regarding Heatwurx, their businesses and the transactions contemplated hereby, including the disclosure schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

ARTICLE VI.
COVENANTS

6.1

Implementing Agreement.  Subject to the terms and conditions hereof, each party hereto shall use its or his commercially reasonable efforts to take, or cause to be taken, all appropriate action required of it to consummate and make effective the transactions contemplated by this Agreement.

6.2

Access to Information and Facilities; Confidentiality.

(a)

From and after the date of this Agreement, Dr. Pave and the Members shall allow Heatwurx and its representatives access during normal business hours to all of the facilities, properties, books, Contracts, commitments and records of Dr. Pave and shall make the officers and employees of Dr. Pave available to Heatwurx and its representatives as either party or its representatives shall from time to time reasonably request.  Heatwurx and its representatives shall be furnished with any and all information concerning Dr. Pave, which Heatwurx or its representatives reasonably request and can be obtained by Dr. Pave without unreasonable effort or expense.

(b)

From and after the date of this Agreement, Heatwurx shall allow Dr. Pave and the Members, and their representatives access during normal business hours to all of the facilities,

properties, books, Contracts, commitments and records of Heatwurx and shall make the officers and employees of Heatwurx available to Dr. Pave, the Members and their representatives as Dr. Pave, the Members or their representatives shall from time to time reasonably request.  Dr. Pave, the Members and their representatives shall be furnished with any and all information concerning Heatwurx which Dr. Pave, the Members or their representatives reasonably request and can be obtained by Heatwurx without unreasonable effort or expense.

(c)

With respect to the information disclosed pursuant to this Section , the parties shall maintain the confidentiality of any material non-public information furnished by the other Party.

6.3

Preservation of Business.  Subject to the terms of this Agreement, from the date of this Agreement until the Closing Date, each of Dr. Pave and Heatwurx, as the case may be, shall operate only in the ordinary and usual course of business consistent with past practice, and shall use reasonable commercial efforts to: (a) preserve intact its present business organization, as the case may be; (b) preserve the good and advantageous relationships, as the case may be, with employees and other Persons material to the operation of their respective businesses; and (c) not permit any action or omission within its control which would cause any of the representations or warranties of Dr. Pave, the Members, or, as the case may be, contained herein to become inaccurate in any material respect or any of the covenants of Dr. Pave, the Members, or Heatwurx, as the case may be, to be breached in any material respect.

6.4

Conduct of Business.  Through the Closing Date, neither Heatwurx nor Dr. Pave shall engage in any extraordinary transactions affecting the transactions contemplated by this Agreement without the other party or parties’ prior written consent, including, without limitation the following:  (i) the Members shall not transfer or dispose of his, her, or its Membership Interest, grant any options or rights to such Membership Interests, or in any way encumber such interests; (ii) Dr. Pave shall not issue any membership interests or rights to purchase or instruments convertible into membership interests of Dr. Pave; (iii) neither Heatwurx nor Dr. Pave shall pay any dividends or redeem any securities, except in regard to the outstanding preferred shares of Heatwurx; (iv) neither Heatwurx nor Dr. Pave shall borrow any funds or incur any debt or other obligations; and (v) no party hereto shall take any action which would have a material negative effect on the proposed Acquisition.

6.5

Certain Notices.  From and after the date of this Agreement until the Closing Date, each party hereto shall promptly notify the other party hereto of: (a) the occurrence, or non-occurrence, of any event that would be likely to cause any condition to the obligations of any party to effect the Acquisition and the other transactions contemplated by this Agreement not to be satisfied; or (b) the failure of Dr. Pave or Heatwurx, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it pursuant to this Agreement which would reasonably be expected to result in any condition to the obligations of any party to effect the Acquisition and the other transactions contemplated by this Agreement not to be satisfied; provided, however, that the delivery of any notice pursuant to this Section  shall not cure any breach of any representation or warranty requiring disclosure of such matter prior to the date of this Agreement or otherwise limit or affect the remedies available hereunder to the party receiving such notice.

6.6

Consents and Approvals.

(a)

Each of Dr. Pave and the Members shall use commercially reasonable efforts to obtain all consents, approvals, certificates and other documents required in connection with the performance by it, him, or her of this Agreement and the consummation of the transactions contemplated hereby.  Dr. Pave and the Members shall make all filings, applications, statements and reports to all Governmental Authorities and other Persons that are required to be made prior to the Closing Date by or on behalf of Dr. Pave or the Members, as applicable, pursuant to Applicable Law in connection with this Agreement and the transactions contemplated hereby.

(b)

Heatwurx shall use commercially reasonable efforts to obtain all consents, approvals, certificates and other documents required in connection with the performance by it of this

Agreement and the consummation of the transactions contemplated hereby.  Heatwurx shall make all filings, applications, statements and reports to all Governmental Authorities and other Persons that are required to be made prior to the Closing Date by or on behalf of Heatwurx pursuant to Applicable Law or otherwise in connection with this Agreement and the transactions contemplated hereby.

6.7

Member Approval.  The Members shall provide Member Approval of the Acquisition and this Agreement, and the transactions contemplated thereby and hereby, as soon as practicable following the date of this Agreement.  In addition, the Members shall approve in immediate transfer of the Membership Interests at Closing and waive any notice requirements for such transfers.

6.8

Supplemental Information.  From time to time prior to the Closing, Dr. Pave and the Members, on the one hand, and Heatwurx on the other hand, shall promptly disclose in writing to the other any matter hereafter arising which, if existing, occurring or known at the date of this Agreement would have been required to be disclosed to the other parties hereto or which would render inaccurate any of the representations, warranties or statements set forth in  and , respectively, hereof.

6.9

Access to Management of Heatwurx .  From and after the date of this Agreement and through the Closing, each of the Members is hereby granted the reasonable opportunity to ask questions of the Chief Financial Officer or other executive officers of Heatwurx and to receive answers concerning the terms and conditions of the transactions contemplated by this Agreement, and to have reasonable access to the business and financial records of Heatwurx as are relevant to the Members due diligence evaluation of Heatwurx.

6.10

Exclusive Dealing.  From the date of this Agreement until Closing or termination hereof pursuant to Section , neither Dr. Pave nor any of the Members shall, directly or indirectly, through any representative or otherwise, solicit, negotiate with or in any manner encourage, discuss or accept any proposal of any other person relating to the acquisition of Dr. Pave, ownership interest in the limited liability company purchased from Dr. Pave or any of the Members, or its assets or business, in whole or in part, whether through direct purchase, merger, consolidation, or other business combination.

6.11

Tax-Free Reorganization Treatment.  Each of Heatwurx, Dr. Pave, and the Members intends to adopt this Agreement as a tax-free plan of reorganization and to consummate the Acquisition in accordance with the provisions of Section 368(a) of the Code.  To effect this treatment, Dr. Pave shall affirmatively elect tax treatment as a corporation, under Treasury Regulation 301.7701-3, effective from the inception of the company.  However, none of Heatwurx, its officers, directors, legal counsel, accounting advisors, or agents makes any representation or warranty to Dr. Pave or any Member regarding the tax treatment of the Acquisition or whether the Acquisition will qualify as a tax-free plan of reorganization under the Code.  Each of Heatwurx, Dr. Pave, and the Members acknowledges that he, she, or it is relying on his, her, or its own tax advisors in connection with the Acquisition and the other transactions contemplated by this Agreement.  Each of Heatwurx, Dr. Pave, and the Members agrees not to knowingly take any action on or prior to the Closing Date with the intent of causing the Acquisition not to qualify as a reorganization under Section 368(a) of the Code.

6.12

Debt Forgiveness.  Upon the Closing, the $30,000 promissory note from Dworsky Partners in favor of Dr. Pave shall be forgiven effective immediately preceding the Effective Closing Date.

ARTICLE VII.
CONDITIONS PRECEDENT TO OBLIGATIONS OF Heatwurx

The obligations of Heatwurx under this Agreement are subject to the satisfaction (or waiver by Heatwurx) of the following conditions precedent on or before the Closing Date:

7.1

Representations and Warranties.  Without supplementation after the date of this Agreement, the representations and warranties of Dr. Pave and the Members contained in this Agreement shall be, with respect to those representations and warranties qualified by any materiality standard, true and correct in all respects, as of the Closing Date, and with respect to all other representations and warranties, true and correct in all material respects, as of the Closing Date, with the same force and effect as if made as of the Closing Date.

7.2

Compliance with Agreements and Covenants.  Dr. Pave and the Members shall have performed and complied in all material respects with all of their covenants, obligations and agreements contained in this Agreement to be performed and complied with by them on or prior to the Closing Date.

7.3

Manager and Member’s Certificate.  If the Closing Date is subsequent to the date this Agreement, Heatwurx shall have been furnished with a certificate (dated as of the Closing Date and in form and substance reasonably satisfactory to Heatwurx ), executed by the manager of Dr. Pave and by the Members, certifying to the fulfillment of the conditions specified in subsections  and  hereof.

7.4

Consents and Approvals.  Dr. Pave and the Members shall have received written evidence satisfactory to Heatwurx that all consents and approvals required for the consummation of the transactions contemplated hereby have been obtained, and all required filings have been made.

7.5

No Material Adverse Change.  At the Closing Date, there shall have been no material adverse change in the assets, liabilities, prospects, financial condition or business of Dr. Pave or the Members.  Between the date of this Agreement and the Closing Date, there shall not have occurred an event that would reasonably be expected to constitute a Dr. Pave Material Adverse Effect.

7.6

Actions or Proceedings.  No action or proceeding by any Governmental Authority or other Person shall have been instituted or threatened which: (a) is likely to constitute a Dr. Pave Material Adverse Effect; or (b) could enjoin, restrain or prohibit, or could result in substantial damages in respect of, any provision of this Agreement or the consummation of the transactions contemplated hereby.

7.7

Approval of Acquisition.  The Members shall have approved this Agreement and the Acquisition.

7.8

Compliance with Securities Laws.  Heatwurx shall be satisfied that the issuance of the Heatwurx Shares in connection with Acquisition shall be exempt from registration under Regulation D of the Securities Act and Section 4(a)(2) of the Securities Act and all applicable state securities laws, and that, unless expressly waived by Heatwurx in writing, each of the Members is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated by the SEC under the Securities Act.

ARTICLE VIII.
CONDITIONS PRECEDENT TO OBLIGATIONS OF Dr. Pave

The obligations of Dr. Pave and the Members under this Agreement are subject to the satisfaction (or waiver by Dr. Pave and the Members) of the following conditions precedent on or before the Closing Date:

8.1

Representations and Warranties.  Without supplementation after the date of this Agreement, the representations and warranties of Heatwurx contained in this Agreement shall be, with respect to those representations and warranties qualified by any materiality standard, true and correct in all respects, as of the Closing Date, and with respect to all other representations and warranties, true and correct in all material respects, as of the Closing Date, with the same force and effect as if made as of the Closing Date.

8.2

Compliance with Agreements and Covenants.  Heatwurx shall have performed and complied in all material respects with all of its covenants, obligations and agreements contained in this Agreement to be performed and complied with by it on or prior to the Closing Date.

8.3

Officers’ Certificates.  If the Closing Date is subsequent to the date this Agreement, Dr. Pave and the Members shall have been furnished with a certificate (dated as of the Closing Date and in form and substance reasonably satisfactory to Dr. Pave and the Members), executed by an executive officer of Heatwurx, certifying to the fulfillment of the conditions specified in subsections  and  hereof.

8.4

No Material Adverse Change.  At the Closing Date, there shall have been no material adverse change in the assets, liabilities, financial condition or business of Heatwurx.  Between the date of this Agreement and the Closing Date, there shall not have occurred an event that would reasonably be expected to constitute a Heatwurx Material Adverse Effect.

8.5

Actions or Proceedings.  No action or proceeding by any Governmental Authority or other Person shall have been instituted or threatened which: (a) is likely to constitute a Heatwurx Material Adverse Effect; or (b) could enjoin, restrain or prohibit, or could result in substantial damages in respect of, any provision of this Agreement or the consummation of the transactions contemplated hereby.

ARTICLE IX.
DELIVERIES AT CLOSING

9.1

Dr. Pave and Members Closing Deliveries.  At the Closing, in addition to any other documents or agreements required under this Agreement, Dr. Pave and the Members shall deliver to Heatwurx the following:

(a)

Resolutions of the managers of Dr. Pave approving and authorizing the execution, delivery and performance of this Agreement, the consummation of the transactions contemplated hereby, including the Acquisition;

(b)

If required, the certificate required pursuant to subsection  hereof;

(c)

A duly executed Representation and Transfer Form from each of the Members in form as set for in Exhibit B; and

(d)

All other instruments and documents that Heatwurx or its counsel, in the reasonable exercise of their reasonable discretion, shall deem to be necessary: (i) to fulfill any obligation required to be fulfilled by Dr. Pave or the Members on the Closing Date; and (ii) to evidence satisfaction of any conditions to Closing.

9.2

Heatwurx Closing Deliveries.  At the Closing, in addition to any other documents or agreements required under this Agreement, Heatwurx shall deliver to Dr. Pave and the Members the following:

(a)

Resolutions of the Board of Directors of Heatwurx approving and authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Acquisition;

(b)

If required, the certificate required pursuant to subsection  hereof;

(c)

Irrevocable instructions to the transfer agent of Heatwurx to issue and deliver to the Members at Closing stock certificates representing the Heatwurx Shares; and

(d)

All other instruments and documents that Dr. Pave or its counsel, in the reasonable exercise of their reasonable discretion, shall deem to be necessary: (i) to fulfill any obligation required to be fulfilled by Heatwurx on the Closing Date; and (ii) to evidence satisfaction of any conditions to Closing.

ARTICLE X.

MUTUAL INDEMNIFICATION

10.1

Indemnification.

(a)

Dr. Pave and the Members, jointly and severally, covenant and agree to defend, indemnify and hold harmless Heatwurx, its officers, directors, legal counsel, and each person who controls Heatwurx within the meaning of the Securities Act from and against any damages (including reasonable attorneys’, accountants’, and experts’ fees, disbursements of counsel, and other related costs and expenses) arising out of or resulting from: (A) any material inaccuracy in or breach of any representation or warranty made by Dr. Pave or the Members in this Agreement; or (B) the failure of Dr. Pave or the Members to perform or observe in all material respects any covenant, agreement or provision to be performed or observed by such party pursuant to this Agreement.

(b)

Heatwurx covenants and agrees to defend, indemnify and hold harmless Dr. Pave and the Members, Dr. Pave’s managers and each person who controls Dr. Pave within the meaning of the Securities Act from and against any damages (including reasonable attorneys’, accountants’, and experts’ fees, disbursements of counsel, and other related costs and expenses) arising out of or resulting from: (A) any material inaccuracy in or breach of any representation or warranty made by Heatwurx in this Agreement; or (B) the failure by Heatwurx to perform or observe in all material respects any covenant, agreement or condition to be performed or observed by it pursuant to this Agreement.

10.2

Third Party Claims.

(a)

If any party entitled to be indemnified pursuant to Section  (an “Indemnified Party”) receives notice of the assertion by any third party of any claim or of the commencement by any such third person of any actual or threatened claim, action, suit, arbitration, hearing, inquiry, proceeding, complaint, charge or investigation by or before any governmental entity or arbitrator and an appeal from any of the foregoing (any such claim or Action being referred to herein as an “Indemnifiable Claim”) with respect to which another party hereto (an “Indemnifying Party”) is or may be obligated to provide indemnification, the Indemnified Party shall promptly notify the Indemnifying Party in writing (the “Claim Notice”) of the Indemnifiable Claim; provided, that the failure to provide such notice shall not relieve or otherwise affect the obligation of the Indemnifying Party to provide indemnification hereunder, except to the extent that any damages directly resulted or were caused by such failure.

(b)

The Indemnifying Party shall have thirty (30) days after receipt of the Claim Notice to undertake, conduct and control, through counsel of its own choosing, and at its expense, the settlement or defense thereof, and the Indemnified Party shall cooperate with the Indemnifying Party in connection therewith; provided, that (A) the Indemnifying Party shall permit the Indemnified Party to participate in such settlement or defense through counsel chosen by the Indemnified Party (subject to the consent of the Indemnifying Party, which consent shall not be unreasonably withheld), provided that the fees and expenses of such counsel shall not be borne by the Indemnifying Party, and (Bi) the Indemnifying Party shall not settle any Indemnifiable Claim without the Indemnified Party’s consent.  So long as the Indemnifying Party is vigorously contesting any such Indemnifiable Claim in good faith, the Indemnified Party shall not pay or settle such claim without the Indemnifying Party’s consent, which consent shall not be unreasonably withheld.

(c)

If the Indemnifying Party does not notify the Indemnified Party within thirty (30) days after receipt of the Claim Notice that it elects to undertake the defense of the Indemnifiable Claim described therein, the Indemnified Party shall have the right to contest, settle, or compromise the Indemnifiable Claim in the exercise of its reasonable discretion; provided, that the Indemnified Party shall notify the Indemnifying Party of any compromise or settlement of any such Indemnifiable Claim.

10.3

Indemnification Non-Exclusive.  The foregoing indemnification provisions are in addition to, and not in derogation of, any statutory, equitable, or common-law remedy any party may have for breach of representation, warranty, covenant or agreement.

10.4

Limitation of Liability.  Notwithstanding anything to the contrary in this Article 10 or elsewhere in this Agreement, the liability of Dr. Pave and/or its members shall be limited to the value of the shares of Heatwurx at the time of the exchange contemplated hereunder; and no indemnity shall be required on the first $25,000 in Claims in the aggregate.

ARTICLE XI.
TERMINATION

11.1

Agreement Termination.  Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and the Acquisition contemplated hereby may be abandoned at any time prior to the Closing Date, only as follows:

(a)

by mutual written agreement of Heatwurx and Dr. Pave;

(b)

by Heatwurx (if Heatwurx is not then in material breach of its obligations under this Agreement) if: (i) a material default or breach shall be made by Dr. Pave or any Member with respect to the due and timely performance of any of its or his covenants and agreements contained herein and such default is not cured within five (5) days; (ii) Dr. Pave or any Member makes an amendment or supplement to any schedule hereto and such amendment or supplement reflects a Dr. Pave Material Adverse Effect after the date of this Agreement; (iii) a Dr. Pave Material Adverse Effect shall have occurred after the date of this Agreement; (iv) the governing body of Dr. Pave withdraws its recommendation of the Acquisition, if given, or recommends to holders of Dr. Pave Membership Interests the approval of any transaction other than the Acquisition; (v) the Members fail to approve this Agreement as provided in this Agreement; or (vi) Closing shall not have occurred on or before January 15, 2014;

(c)

by Dr. Pave and the Members (if neither Dr. Pave nor any of the Members is then in material breach of their obligations under this Agreement) if: (i) a material default or breach shall be made by Heatwurx with respect to the due and timely performance of any of its covenants and agreements contained herein and such default is not cured within five (5) days; (ii) Heatwurx makes an amendment or supplement to any schedule hereto and such amendment or supplement reflects a Heatwurx Material Adverse Effect after the date of this Agreement; (iii) a Heatwurx Material Adverse Effect shall have occurred after the date of this Agreement; or (iv) the Board of Directors of Heatwurx withdraws its recommendation of the Acquisition, if given; or (v) Closing shall not have occurred on or before January 15, 2014.

11.2

Effect of Termination.  In the event of termination of this Agreement authorized pursuant to Section  hereof, written notice thereof shall be given to the other parties and all obligations of the parties shall terminate and, except as otherwise provided in this Section, no party shall have any right against any other party hereto for any loss, damage, expense (including out-of-pocket expenses) or liability, including, without limitation, reasonable attorneys’ fees and disbursements arising out of the preparation and execution of this Agreement, fulfilling in whole in part its obligations under this Agreement or otherwise incurred by a party in any action or proceeding between such party and the other party hereto or between such party and a third party, which is determined to have been sustained, suffered or incurred by a party and to have arisen from or in connection with an event or state of facts which is subject to claim under this Agreement.

ARTICLE XII.
MISCELLANEOUS

12.1

Certain Definitions.  As used herein, the following terms shall have the meanings set forth below:

“Affiliate” shall mean any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Applicable Law” shall mean all Laws, to the extent applicable to any Person.

“Dr. Pave Material Adverse Effect” shall mean any change or effect that is, or is reasonably likely to be, materially adverse to the business, assets and liabilities (taken together), financial condition or operations or results of operations of Dr. Pave; provided, however, that none of the following shall be deemed (either alone or in combination) to constitute such a change or effect: (a) (i) any adverse change attributable to the announcement or pendency of the transactions contemplated by this Agreement; or (ii) any adverse change attributable to or conditions generally affecting (A) the United States economy or financial markets in general, or (B) any foreign economy or financial markets in any location where Dr. Pave has material operations or sales; (b) any act or threat of terrorism or war anywhere in the world, any armed hostilities or terrorist activities anywhere in the world, any threat or escalation of armed hostilities or terrorist activities anywhere in the world or any governmental or other response or reaction to any of the foregoing; or (c) any action by Dr. Pave approved or consented to in writing by Heatwurx.

“Contract” shall mean any contract, lease, commitment or understanding, sales order, purchase order, agreement, indenture, mortgage, note, bond, instrument or license, whether written or verbal, which is intended or purports to be a binding and enforceable agreement.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Governmental Authority” shall mean: (a) the government of the United States: (b) the government of any foreign country; (c) the government of any state or political subdivision of the government of the United States or the government of any foreign country; or (d) any entity, body or authority exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Knowledge” shall mean, as it relates to Heatwurx, the actual knowledge of Stephen Garland and Allen Dodge, in each case upon reasonable inquiry, as it relates to Heatwurx; as it relates to Dr. Pave, the actual knowledge of David Dworsky, in each case upon reasonable inquiry; as it relates to each Member, the actual knowledge of the Member, without inquiry or investigation.

“Law” shall mean any law, statute, regulation, ordinance, rule, order, decree, judgment, consent decree, settlement agreement or governmental requirement enacted, promulgated, entered into, agreed or imposed by any Governmental Authority.

“Lien” shall mean any mortgage, lien, charge, restriction, pledge, security interest, option, lease or sublease, claim, right of any third party, easement, encroachment or encumbrance upon any of the assets or properties of any Person.

Member Approval” shall mean the approval of the Acquisition, this Agreement, and the transactions contemplated hereby by the Members in accordance with the Articles of Organization and operating agreement of Dr. Pave.

“Permit” shall mean a permit, license, registration, certificate of occupancy, approval or other authorization issued by any Governmental Authority.

 “Person” shall mean any corporation, proprietorship, firm, partnership, limited partnership, trust, association, individual or other entity.

“Heatwurx Material Adverse Effect” shall mean any change or effect that is, or is reasonably likely to be, materially adverse to the business, assets and liabilities (taken together), financial condition or operations or results of operations of Heatwurx; provided, however, that none of the following shall be deemed (either alone or in combination) to constitute such a change or effect: (a)(i) any adverse change attributable to the announcement or pendency of the transactions contemplated by this Agreement; or (ii) any adverse change attributable to or conditions generally affecting the United States economy or financial markets in general; (b) any act or threat of terrorism or war anywhere in the world, any armed hostilities or terrorist activities anywhere in the world, any threat or escalation of armed hostilities or terrorist activities anywhere in the world or any governmental or other response or reaction to any of the foregoing; or (c) any action by Heatwurx approved or consented to in writing by Dr. Pave.

“SEC” shall mean the U.S. Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

12.2

Other Definitions.  In addition to the terms set forth in Section 11.1 and elsewhere in this Agreement, each of the following terms is defined in the section set forth opposite such term:

Defined Term	Location
Acquisition	Recitals
Agreement	Preamble
California Act	Recitals
Claim Notice	§
Closing	§
Closing Date	§
Code	Recitals
Delawre Act	Recitals
Dr. Pave	Preamble
Dr. Pave Financial Statements	§
Dr. Pave Intellectual Property Rights	§
Dr. Pave Material Permits	§
Effective Closing Date	§
Environmental Laws	§
Heatwurx	Preamble
Heatwurx Common Stock	§
Heatwurx Financial Statements	§
Heatwurx Intellectual Prperty Rights	§
Heatwurx Material Permits	§
Heatwurx Shares	§
Indemnifiable Claim	§
Indemnified Party	§
Indemnifying Party	§
Members	Preamble
Membership Interests	§
SEC Reports	§

12.3

Expenses.  Except as otherwise expressly provided herein, each party hereto shall bear its own expenses with respect to this Agreement and the transactions contemplated hereby.

12.4

Amendment.  This Agreement may only be amended, modified or supplemented pursuant to a written agreement signed by each of the parties hereto.

12.5

Survival of Representations and Warranties.  All covenants, representations and warranties made herein shall survive the making of this Agreement and shall continue in full force and effect for a period of one year from the Closing Date, at the end of which period no claim may be made with respect to any such covenant, representation, or warranty unless such claim shall have been asserted in writing to the indemnifying party during such period.

12.6

Press Release; Public Announcements.  The parties shall not make any other public announcements in respect of this Agreement or the transactions contemplated herein without prior consultation and written approval by the other party as to the form and content thereof, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, any party may make any disclosure which its counsel advises is required by applicable law or regulation, in which case the other party shall be given such reasonable advance notice as is practicable in the circumstances and the parties shall use their best efforts to cause a mutually agreeable release or announcement to be issued.

12.7

Notices.  Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing (including electronic format) and shall be effective (i) upon delivery in person (including by reputable express courier service) at the address set forth below; (ii) upon delivery by facsimile (as verified by a printout showing satisfactory transmission) at the facsimile number designated below (if sent on a business day during normal business hours where such notice is to be received and if not, on the first business day following such delivery where such notice is to be received); (iii) by electronic mail (as verified by a printout showing satisfactory transmission) at the electronic mail address set forth below (if sent on a business day during normal business hours where such notice is to be received and if not, on the first business day following such delivery where such notice is to be received); or (iv) upon three business days after mailing with the United States Postal Service if mailed from and to a location within the continental United States by registered or certified mail, return receipt requested, addressed to the address set forth below.  Any party hereto may from time to time change its physical or electronic address or facsimile number for notices by giving notice of such changed address or number to the other party hereto in accordance herewith.

If to Heatwurx at:	Heatwurx, Inc.
6041 South Syracuse Way, Suite 315
Greenwood Village, CO 80111
Attention: Chief Financial Officer
Facsimile No.: (303) 532-1642
Email Address: allen@heatwurx.com

With a copy (which shall not constitute notice) to:	Ronald N. Vance, Esq.
The Law Office of Ronald N. Vance & Associates, P.C.
1656 Reunion Avenue
Suite 250
South Jordan, UT 84095
Facsimile No. (801) 446-8803
Email Address: ron@vancelaw.us

If to Dr. Pave at:	Dr. Pave, LLC
18001 South Figueroa
Suite G
Gardena, CA 90248
Attention: David Dworsky, Manager
Facsimile No.:
Email Address: dave@dworskypartners.com

With a copy (which shall not constitute notice) to:	Martin Jannol, Esq.
Jannol Law Group
1901 Avenue of the Stars
Suite 1010
Los Angeles, CA 90067
Facsimile No.:
Email Address: mj@jannollawgroup.com

If to the Members, at the address as set forth in Exhibit A.

12.8

Waivers.  The failure of a party hereto at any time or times to require performance of any provision hereof shall in no manner affect the right of such party at a later time to enforce the same.  No waiver by a party of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement shall be effective unless in writing, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

12.9

Interpretation.  The headings preceding the text of Articles and Sections included in this Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement.  The use of the masculine, feminine or neuter gender herein shall not limit any provision of this Agreement.  The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively.

12.10

Applicable Law.  This Agreement and the rights and duties of the parties hereto shall be construed and determined in accordance with the laws of the State of Delaware (without giving effect to any choice or conflict of law provisions).

12.11

Forum for Disputes.  Each party hereto hereby irrevocably and unconditionally (a) consents and submits to the exclusive jurisdiction of any state court located in the State of Delaware (the “Delaware Courts”), including the Delaware Court of Chancery in and for New Castle County, for any actions, suits or proceedings arising out of or relating to this Agreement or the transactions contemplated by this Agreement (and agrees not to commence any litigation relating thereto except in such courts), (b) waives any objection to the laying of venue of any such litigation in the Delaware Courts and agrees not to plead or claim in any Delaware Court that such litigation brought therein has been brought in any inconvenient forum and (c) acknowledges and agrees that any controversy that may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising or relating to this Agreement or the transactions contemplated by this Agreement.  The parties acknowledge and agree that any action arising out of, or related to, this Agreement, the breach or threatened breach of the Agreement, or to enforce its terms shall not be subject to removal to federal court for any reason and each irrevocably waives any such right.  Any party who removes or attempts to remove any action to federal court notwithstanding this Section, shall pay the other his, her, or its reasonable attorneys fees and costs incurred in obtaining a remand of the action to the Delaware Court of Chancery or other state courts of the State of Delaware.

12.12

Attorneys’ Fees.  If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties will be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

12.13

Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that no assignment of any rights or obligations shall be made by any party without the prior written consent of all the other parties hereto.

12.14

No Third Party Beneficiaries.  This Agreement is solely for the benefit of the parties hereto and, to the extent provided herein, their respective directors, officers, employees, agents and representatives, and no provision of this Agreement shall be deemed to confer upon other third parties any remedy, claim, liability, reimbursement, cause of action or other right.

12.15

Further Assurances.  Upon the reasonable request of the parties hereto, the other parties hereto shall, on and after the Closing Date, execute and deliver such other documents, releases, assignments and other instruments as may be required to effectuate completely the transactions contemplated by this Agreement.

12.16

Severability.  If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall remain in full force and shall not be affected thereby, and there shall be deemed substituted for such invalid, illegal or unenforceable provision a valid, legal and enforceable provision as similar as possible to the provision at issue.

12.17

Remedies Cumulative.  The remedies provided in this Agreement shall be cumulative and shall not preclude the assertion or exercise of any other rights or remedies available by law, in equity or otherwise.

12.18

Entire Understanding.  This Agreement sets forth the entire agreement and understanding of the parties hereto and supersedes all prior agreements, letters of intent, arrangements and understandings between the parties, including, but not limited to the letter of intent dated November 18, 2013, between the Parties.

12.19

Exhibits and Schedules. Each of the exhibits, schedules, or similar attachments referenced in this Agreement is annexed hereto and is incorporated herein by this reference and expressly made a part hereof.

12.20

Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Facsimile transmissions of any signed original document, or transmission of any signed facsimile document, shall constitute delivery of an executed original.  At the request of any of the parties, the parties shall confirm facsimile transmission signatures by signing and delivering an original document.

SIGNATURE PAGE FOLLOWS

SIGNATURE PAGE

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement and Plan of Reorganization to be executed and delivered on the respective day and year set forth below.

HEATWURX:	Heatwurx, Inc.

Date: January 6, 2014	By /s/ Allen Dodge
Allen Dodge, Chief Financial Officer

DR. PAVE:	Dr. Pave, LLC

Date: January 6, 2014	By /s/ David Dworsky
David Dworsky, Manager

MEMBERS:	Dworsky Partners, LLC

Date: January 7, 2014	By /s/ David Dworsky
David Dworsky, Manager

JMW Fund, LLC

Date: January 7, 2014	By /s/ Justin Yorke
Justin Yorke, Manager

San Gabriel Fund, LLC

Date: January 7, 2014	By /s/ Justin Yorke
Justin Yorke, Manager

Richland Fund, LLC

Date: January 7, 2014	By /s/ Justin Yorke
Justin Yorke, Manager

The Riverbend Fund, LLC

Date: January 7, 2014	By /s/ Amy Atkinson
Amy Atkinson, Manager

Date: January 6, 2014	By /s/ Reg Greenslade
Reg Greenslade

Schedule 4.6

Liabilities

The December 17, 2013 Financial Statements do not reflect all of the debt and mischaracterize $249,980 as “negative assets” when in fact that amount is a loan from the individuals listed.  In addition, $160,000 in debt was incurred on December 12, 2013.  The promissory notes mature on June 11, 2014, with interest payable monthly.

Schedule 4.7

Material Changes, Undisclosed Events, Liabilities or Developments

The December 17, 2013 Financial Statements do not reflect all of the debt and mischaracterize $249,980 as “negative assets” when in fact that amount is a loan from the individuals listed.  In addition, $160,000 in debt was incurred on December 12, 2013.  The promissory notes mature on June 11, 2014, with interest payable monthly.

Schedule 4.11

Regulatory Permits

Schedule 4.12

Title to Assets

Schedule 5.6

Liabilities

On December 12, 2013, Heatwurx borrowed $90,000 and issued 12% unsecured promissory notes to the lenders.  The promissory notes mature on June 11, 2014, with interest payable monthly.

In addition, on January 6, 2014, Heatwurx borrowed $250,000 and issued 12% unsecured promissory notes to the lenders.  The promissory notes mature on January 6, 2016.

Schedule 5.7

Material Changes, Undisclosed Events, Liabilities or Developments

On December 12, 2013, Heatwurx borrowed $90,000 and issued 12% unsecured promissory notes to the lenders.  The promissory notes mature on June 11, 2014, with interest payable monthly.

In addition, on January 6, 2014, Heatwurx borrowed $250,000 and issued 12% unsecured promissory notes to the lenders.  The promissory notes mature on January 6, 2016.

EXHIBIT A

TABLE OF MEMBERS

Name and Address of Member	Membership Interests Owned	No. of Common Shares of Heatwurx to be Issued to the Member at Closing
Dworsky Partners, LLC 18001 Figueroa Street Gardena, Ca 90248		41,668
JMW Fund, LLC 4 Richland Place Pasadena, CA 9110		3,333
San Gabriel Fund, LLC 4 Richland Place Pasadena, CA 91103		3,333
Richland Fund, LLC 4 Richland Place Pasadena, CA 91103		3,333
Reg Greenslade 56 UPLANDS WAY SW CALGARY ALBERTA T3Z 3N5 CANADA		3,333
The Riverbend Fund, LLC PO Box 3087 Greenwood Village, CO 80155		3,333
TOTALS	100%	58,333

EXHIBIT B

HEATWURX, INC.

Representation and Transfer Form

This Representation and Transfer Form is furnished in connection with the issuance of shares of common stock (the “Shares”) of Heatwurx, Inc., a Delaware corporation (the “Company”) in a non-public offering of the Shares (the “Offering”) being made to the undersigned pursuant to the terms and conditions of the Agreement and Plan of Reorganization dated January 6, 2014, by and among the Company, Dr. Pave, LLC, a California corporation, and the undersigned (the “Acquisition Agreement”).  This transaction is intended to comply with Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), Rule 506(b) of Regulation D promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act, and corresponding state exemptions or preemption provisions.

ALL INFORMATION CONTAINED IN THIS REPRESENTATION FORM WILL BE TREATED CONFIDENTIALLY BY THE COMPANY.  However, the undersigned understands that the Company may present this Representation Form to such parties as it deems appropriate if called upon to establish that the proposed issuance of the Shares to the undersigned is exempt from registration under the Securities Act or similar state laws.  Further, the undersigned understands that the Offering itself may be reported to the SEC or state securities regulators pursuant to the requirements of Regulation D or corresponding state regulations.

1.

Accredited Investor Status.  If applicable, the undersigned hereby represents that he, she or it is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated by the SEC.  The undersigned has initialed below each of the categories which apply to the undersigned.

_____

a natural person whose individual net worth (i.e., excess of total assets over total liabilities, but excluding the principal residence) at the time of the closing of the Acquisition Agreement exceeds $1,000,000;

_____

a natural person who had an individual income in excess of $200,000 in each of the two most recent calendar years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.  Individual income is defined for this purpose as adjusted gross income as determined for federal income tax purposes under the Internal Revenue Code (the “Code”), plus (i) any deductions for long-term capital gains under Section 1202 of the Code, (ii) any depletion deductions under Section 611, et seq., of the Code, (iii) any interest income excluded under Section 103 of the Code, and (iv) any partnership losses allocated to the undersigned as reported on Schedule E of Form 1040;

_____

a corporation, limited liability company, partnership, or a Massachusetts or similar business trust, which was not formed for the specific purpose of acquiring the Note, with total assets in excess of $5,000,000;

_____

a director or executive officer of the Company;

_____

an entity all of the equity owners of which are accredited investors.

2.

Sophisticated Investor Status.  The following information will be used by the Company to determine whether or not the undersigned, or if an entity, by and through the undersigned individual representing the undersigned entity, may be deemed a sophisticated investor for purposes of the issuance of the Shares.  A non-accredited investor, or the individual representing the non-accredited investor, must have such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment in the Company.  The undersigned, or the individual executing this Representation and Transfer Form on behalf of the undersigned entity, hereby provides the following information:

a.

Education Background.  Provide your highest level of education achieved.

High School  _____

College Degree  _____    Major: __________________

Graduate Degree _____   Major: __________________

b.

Investment Experience.  Within the last five years have you evaluated the business or financial merits or risks of a prospective transaction for your employer or business?

[  ] Yes  [  ] No

c.

Investment Experience.

(i)

I consider myself to be well informed and sophisticated in financial and business matters and I have such knowledge and experience in financial and business matters that I believe I am capable of evaluating the merits and risks of the prospective investment by the Investor:

[  ] Yes  [  ] No

(ii)

I reasonably believe that I understand the full nature and risk of the prospective investment in the Shares and I feel that the Investor can afford the complete loss of the investment in the Company:

[  ] Yes  [  ] No

(iii)

Within the last five years I, either individually or as a representative of an entity, have invested in non-marketable securities (that is, stock, bonds, notes, warrants, etc.) which are not tradable in a public manner within at least six months from the time of purchase:

d.

Documents.  A reasonable time prior to the closing of the Acquisition Agreement, the undersigned, or the duly authorized representative of the undersigned, has received a copy of the Company’s Disclosure Document dated December 31, 2013, and each attachment thereto.

3.

Representations of the Undersigned.  The undersigned represents and warrants to the Company as set forth below.

a.

Restricted Securities.  The undersigned understands that the Shares have not been registered pursuant to the Securities Act, or any state securities act, and thus are “restricted securities” as

2

defined in Rule 144 promulgated by the SEC.  Therefore, under current interpretations and applicable rules, he, she, or it will be required to retain the Shares for a period of at least six months from the date of closing of the Acquisition Agreement and at the expiration of such period his, her, or its sales may be confined to brokerage transactions of limited amounts requiring certain notification filings with the SEC and such disposition may be available only if the Company is current in its filings with the SEC under the Exchange Act, or other public disclosure requirements.  Accordingly, the undersigned hereby acknowledges that he, she, or it is prepared to hold the Shares for an indefinite period.

b.

Investment Purpose.  The undersigned acknowledges that the Shares are being purchased for his, her, or its own account, for investment, and not with the present view towards the distribution, assignment, or resale to others or fractionalization in whole or in part.  The undersigned further acknowledges that no other person has or will have a direct or indirect beneficial or pecuniary interest in the Shares.

c.

Limitations on Resale; Restrictive Legend.  The undersigned acknowledges that he, she, or it will not sell, assign, hypothecate, or otherwise transfer any rights to, or any interest in, the Shares except (i) pursuant to an effective registration statement under the Securities Act, or (ii) in any other transaction which, in the opinion of counsel acceptable to the Company, is exempt from registration under the Securities Act, or the rules and regulations of the SEC thereunder.  The undersigned also acknowledges that an appropriate legend will be placed upon each of the certificates representing the Shares stating that the Shares have not been registered under the Securities Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

d.

Information.  The undersigned has been furnished (i) with all requested materials relating to the business, finances, and operations of the Company; (ii) with information deemed material to making an informed investment decision; and (iii) with additional requested information necessary to verify the accuracy of any documents furnished to the undersigned by the Company.  The undersigned, or the duly authorized representative of the undersigned, has been afforded the opportunity to ask questions of the Company and its management and to receive answers concerning the terms and conditions of the transaction.

e.

Documents.  A reasonable time prior to the closing of the Acquisition Agreement, the undersigned, or the duly authorized representative of the undersigned, has received or had access to following documents: (i) the Company’s registration statement on Form S-1 filed with the SEC on May 23, 2013 (the “Registration Statement”); (ii) the Company’s quarterly reports on Form 10-Q for each of the quarters following the filing date of the Registration Statement; (iii) the Company’s current reports on form 8-K filed with the SEC since the filing of the Registration Statement; and (iv) the Company’s registration statement on From S-8 filed with the SEC on August 16, 2013.  Such person has relied upon the information contained therein and has not been furnished any other documents, literature, memorandum, or prospectus.

f.

Knowledge and Experience in Business and Financial Matters.  The undersigned, or the duly authorized representative of the undersigned, has such knowledge and experience in business and financial matters that he or she is capable of evaluating the risks of the prospective investment, and the financial capacity of the undersigned is of such proportion that the total cost of such person’s commitment in the Shares would not be material when compared with his, her, or its total financial capacity.

g.

No Advertisements.  The undersigned did not enter into the Acquisition Agreement as a result of or subsequent to any advertisement, article, notice, or other communication

3

published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting.

4.

Transfer of Membership Interest.  Effective as of the Closing Date (as defined in the Acquisition Agreement), and pursuant to the terms of Article VI of the Limited Liability Company Agreement of Dr. Pave dated July 2, 2013 (the “LLC Agreement”), the undersigned hereby transfers to Heatwurx all of his, her, or its Limited Liability Company Interest (as defined in the LLC Agreement).

IN WITNESS WHEREOF, the undersigned has executed this Representation Form this ______ day of January 2014.

Signature

Please Print Name

Name of Entity (if applicable)

Title (if applicable)

4